PRUDENTIAL WORLD FUND, INC.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

August 18, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential World Fund, Inc.

Registration numbers 002-89725 and 811-03981

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated August 1, 2017 (SEC accession number 0000067590-17-000882), to the Prospectus, dated December 28, 2016 for the Prudential QMA International Equity Fund. The purpose of the filing is to submit the 497 filing dated August 1, 2017 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary